John Hancock Funds II

Lifecycle Portfolios

Supplement dated May 11, 2007

to the Class 1, Class A, B and C, Class I, Class R, R1, R2, R3, R4 and R5 Shares Prospectuses

Dated December 31, 2006

The following information is added under the “Information about the Underlying Funds” section under the heading “Description of Funds” in the table:

Under Fixed-Income Funds:

Income Fund Franklin Advisers, Inc.	0.41%

To seek to maximize income while maintaining prospects for capital appreciation. Under normal market conditions, the Fund invests in a diversified portfolio of debt securities, such as bonds, notes and debentures, and equity securities, such as common stocks, preferred stocks and convertible securities.

Under Equity Funds:

Emerging Markets Value Fund Dimensional Fund Advisors	1.12%

To seek long-term capital appreciation. Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in companies associated with emerging markets designated from time to time by the Investment Committee of the subadviser.

Mid Cap Intersection Fund Wellington Management Company, LLP	0.94%

To seek long-term growth of capital. Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of medium-sized companies with significant capital appreciation potential. For the purposes of the Fund, “medium-sized companies” are those with market capitalizations, at the time of investment, within the market capitalization range of companies represented in either the Russell Midcap Index or the S&P Midcap 400 Index.*

ARMPS

John Hancock Funds II

Absolute Return Portfolios

Supplement dated May 11, 2007

to the Class 1, Class 3, Class A, B and C, Class R3, R4 and R5 Shares Prospectuses

Dated December 31, 2006

The following information is added under the “Information about the Underlying Funds” section under the heading “Description of Funds” in the table:

Under Fixed-Income Funds:

Income Fund Franklin Advisers, Inc.	0.41%

To seek to maximize income while maintaining prospects for capital appreciation. Under normal market conditions, the Fund invests in a diversified portfolio of debt securities, such as bonds, notes and debentures, and equity securities, such as common stocks, preferred stocks and convertible securities.

Under Equity Funds:

Emerging Markets Value Fund Dimensional Fund Advisors	1.12%

To seek long-term capital appreciation. Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in companies associated with emerging markets designated from time to time by the Investment Committee of the subadviser.

Mid Cap Intersection Fund Wellington Management Company, LLP	0.94%

To seek long-term growth of capital. Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of medium-sized companies with significant capital appreciation potential. For the purposes of the Fund, “medium-sized companies” are those with market capitalizations, at the time of investment, within the market capitalization range of companies represented in either the Russell Midcap Index or the S&P Midcap 400 Index.*

LCMPS

John Hancock Funds II

Supplement dated May 11, 2007

to the Class NAV and Class 1 Shares Prospectuses

Dated December 31, 2006

Quantitative Mid Cap Fund

Harpreet Singh has been added as a co-portfolio manager of the Quantitative Mid Cap Fund. Mr. Singh joined MFC Global Investment Management (U.S.A.) Limited, the Fund’s subadviser, in 2000, and is currently the Vice President and Senior Portfolio Manager of U.S. Equities. He was previously a quantitative analyst at Standish, Ayer & Wood Inc.

Financial Services Fund

Charles Cavanaugh has replaced Christopher C. Davis as a co-portfolio manager of the Fund. Mr. Cavanaugh co-manages other equity funds advised by Davis Advisers, L.P. and serves as a research analyst. He joined Davis Advisers, L.P. in March 2001.

Emerging Small Company Fund

The Board of Trustees has approved the following change to the investment policies of the Emerging Small Company Fund:

The Fund’s current investment policy states in relevant part:

Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of U.S. companies with smaller capitalizations (which the subadviser defines as companies with market capitalizations of not less than 50% and not more than 200% of the weighted average market capitalization of the Russell 2000 Index) not less than $105 million and not more than $2.375 billion as of August 31, 2006. The capitalization criteria applies at the time of investment. The Fund may also invest up to 15% of its assets in foreign securities including emerging markets. The Fund may also from time to time invest a significant percentage of its assets in the technology and/or healthcare sectors.

Effective June 11, 2007, the Fund’s investment policy will be changed as follows:

Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) at the time of investment in securities of small cap companies. The subadviser defines small cap companies as common stocks and other equity securities of U.S. companies that have a market capitalization that does not exceed the highest market capitalization of any company contained in either the Russell 2000 Index or the S&P Small Cap 600 Index.

JHFIIPS4

John Hancock Funds II

Supplement dated May 11, 2007

to the Statement of Additional Information

Dated December 31, 2006

The disclosure under the “Additional Investment Policies” section, under the heading “Lending Securities” is amended and restated as follows:

Each Fund may lend its securities so long as such loans do not represent more than 33 1/3% of the Fund’s total assets. As collateral for the lent securities, the borrower gives the lending portfolio collateral equal to at least 100% of the value of the lent securities. The collateral may consist of cash or securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The borrower must also agree to increase the collateral if the value of the lent securities increases. As with other extensions of credit, there are risks that collateral could be inadequate in the event of the borrower failing financially, which could result in actual financial loss, and risks that recovery of loaned securities could be delayed, which could result in interference with portfolio management decisions or exercise of ownership rights. The collateral is managed by an affiliate of the Adviser. In addition, a Fund may lose its right to vote its shares of the loaned securities at a shareholders meeting unless it recalls the loaned securities in advance of the record date for the meeting. Each Fund, except those listed below, entered into an agreement with Morgan Stanley & Co. Incorporated and MS Securities Services Inc. (collectively, “Morgan Stanley”) which permits a Fund to lend securities to Morgan Stanley on a principal basis. It is presently anticipated that Morgan Stanley will be the primary borrower of securities of the Funds. The risk of having one primary borrower of Fund securities (as opposed to several borrowers) is that should Morgan Stanley fail financially, all securities lent will be affected by the failure and by any delays in recovery of the securities (or in the rare event, loss of rights in the collateral).

The following Funds have not entered into a security lending agreement with Morgan Stanley:

Value Fund and Money Market Fund

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